UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2015

ECO INTEGRATED TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	000-55057	46-3601274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Michelson Drive, Suite 780, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 336-6944

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)   On August 19, 2015, Anton & Chia LLP ("Anton") notified ECO Integrated Technologies, Inc. (the "Company") that it has resigned as the Company's independent registered public accounting firm, effective August 17, 2015.

Anton’s audit report on the Company’s financial statements for the years ended December 31, 2014 included an explanatory paragraph as to the Company’s ability to continue as a going concern. Except for the inclusion of such explanatory paragraph, Anton’s audit report on the Company’s financial statements for the years ended December 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and December 31, 2013, and through the date of Anton’s resignation: (i) there were no disagreements between the Company and Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Anton's satisfaction, would have caused Anton to make reference in connection with Anton's opinion to the subject matter of the disagreement; and (ii) there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anton with a copy of the disclosures that the Company is making in response to Item 4.01 on this Form 8-K, and requested that Anton furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The Company has filed a copy of such letter as exhibit 16.1 to this Current Report.

(b) On August 21, 2015, the Company’s board of directors approved the engagement of BF Borgers CPA PC ("BF Borgers"), as the Company’s independent registered public accounting firm.

During the Company’s most recent fiscal year and the interim periods preceding the engagement of BF Borgers, and through August 21, 2015, neither the Company nor anyone acting on behalf of the Company, has consulted with BF Borgers regarding either (i) the application of accounting principles to a specific transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of disagreement between the Company and Anton as described in Item 304(a)(l)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(l)(v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Anton & Chia, LLP, dated August 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO INTEGRATED TECHNOLOGIES, INC.

Dated: August 21, 2015	By:	/s/ Jess Rae Booth
Name: Jess Rae Booth
Title: Chairman and CEO

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